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                                                                     EXHIBIT 1.1


                           CPL Transition Funding LLC
                      Transition Notes, Series [_________]

                         Central Power and Light Company



                             Underwriting Agreement
                             ----------------------

                                                           ___________ ___, 2002

Goldman, Sachs & Co.
[Names of Co-Representatives]
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

         From time to time, CPL Transition Funding LLC, a limited liability company formed under the laws of the State of Delaware (the "Issuer"), and Central Power and Light Company, a Texas corporation (the "Company"), each proposes to enter into one or more Pricing Agreements in the form of Annex I hereto (each a "Pricing Agreement"), with such additions and deletions as the parties thereto may determine, and the Issuer proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the Securities specified therein) certain of the Issuer's Transition Notes (the "Securities"). The Securities covered by such Pricing Agreement are referred to as the "Designated Securities" with respect to such Pricing Agreement.

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto.

         The Issuer was formed pursuant to a Certificate of Formation dated as of October 28, 1999 and will be governed by a limited liability company agreement dated as of __________, 2002 (the "LLC Agreement"). The Designated Securities will be issued pursuant to an indenture to be dated as of ________, 2002 (as amended and supplemented from time to time, including all Series Supplements and Trustee's Issuance Certificates, the "Indenture"), between the Issuer and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). The Securities will be secured primarily by, and will be payable from, the Transition Property described in the final financing order (the "Financing Order") dated March 27, 2000 in Docket No. 21528 issued by the Public Utility Commission of Texas ("PUCT") pursuant to subchapter G of Chapter 39 of the Texas Utilities Code, as amended from time to time (the "Securitization Law"), and sold to the Issuer by the Company pursuant to a transition property purchase and sale agreement to be dated as of ________, 2002 (the "Sale Agreement") between the Company, as seller, and the Issuer. Pursuant to the Indenture, the Issuer has granted to the Indenture Trustee, as trustee for the benefit of the holders of the Securities, a security interest in all of its right, title and interest in and to Transition Property as security for the Securities. The Transition Property will be serviced pursuant to a transition property servicing agreement to be dated as of ________, 2002 (as amended and supplemented from time to time, the "Servicing Agreement"), between the Company, as servicer, and the Issuer. The Issuer will also enter into an administration agreement with the Company dated as of _________, 2002 (the "Administration Agreement").

         Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Indenture (including Appendix A thereto).

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Issuer to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Issuer to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of Designated Securities, the initial public offering price of such Securities or the manner of determining such price, the terms of the Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the aggregate principal amount of such Designated Securities to be purchased by each Underwriter and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Company and the Issuer, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) The Issuer and the Securities meet the requirements for the use of Form S-3 and Rule 415 under the Securities Act of 1933, as amended (the "Act"), and the Issuer has filed a registration statement on Form S-3 (File No. 333-91273), as amended by Amendment No. 1 and Amendment No. 2 thereto (the "Initial Registration Statement"), in respect of the Securities, including a prospectus relating to the Securities, and the offering thereof from time to time in accordance with Rule 415 under the Act with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Act, which becomes effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424 under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened, to the knowledge of the Company or the Issuer, by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement, any post-effective amendment thereto and the 462(b) Registration Statement, if any, including all exhibits thereto, any information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective (but excluding Form T-1), each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the final prospectus relating to the Securities in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement is hereinafter called the "Prospectus"; any reference herein to any

         Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Issuer filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

                  (b) Any documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities.

                  (c) The Registration Statement, as of its effective date, the Preliminary Prospectus, as of its date, and the Prospectus, at the time it is filed with the Commission, conform and will conform, as the case may be, and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will conform, in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder; neither the Registration Statement nor any amendment thereto, as of the applicable effective date, nor the Preliminary Prospectus, as of its date, contains or will contain an untrue statement of a material fact or omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and each of the Prospectus and any amendment or supplement thereto at the time it is filed with the Commission, does not include and will not include an untrue statement of a material fact and does not omit and will not omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that this representation and warranty shall not apply to the part of the Registration Statement that constitutes the statement of eligibility on Form T-1 under the Trust Indenture Act of the Indenture Trustee and any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Registration Statement or the Prospectus as amended or supplemented relating to such Designated Securities.

                  (d) Since the respective dates as of which information is given in the Registration Statement and in the Prospectus as amended or supplemented, there has been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or the Issuer, (ii) adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, or the Issuer, which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or the Issuer, or (iii) material adverse effect on the ability of the Company or the Issuer to perform its obligations under this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement or any other Basic Document to which it is a party, except, in each case, such changes as are set forth or contemplated in such Registration Statement or the Prospectus as amended or supplemented (including the financial statements and notes thereto included or incorporated by reference therein) (clauses (i),
         (ii) and (iii) hereof are collectively referred to herein as a "Material Adverse Effect").

                  (e) The Issuer has been duly formed and is validly existing as a limited liability company in good standing under the Limited Liability Company Act of the State of Delaware (the "Delaware LLC Act") with full power and authority to execute, deliver and perform its obligations under this Agreement, any Pricing Agreement, the Securities, the Sale Agreement, the Servicing Agreement, the Indenture, the LLC Agreement, the Intercreditor Agreement, any Swap Agreement, the Administration Agreement and the other agreements and instruments contemplated by the LLC Agreement (collectively, the "Issuer

         Documents") and to own its properties and conduct its business as described in the Prospectus as amended or supplemented; the Issuer has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where failure to so qualify would not have a Material Adverse Effect on the Issuer; the Issuer has conducted and will conduct no business in the future that would be inconsistent with the description of the Issuer set forth in the Prospectus as amended or supplemented; the Issuer is not a party to or bound by any agreement or instrument other than the Issuer Documents; the Issuer has no liabilities or obligations other than those arising out of the transactions contemplated by the Issuer Documents and as described in the Prospectus; based on current law, the Issuer is not classified as an association taxable as a corporation for United States federal income tax purposes; and the Issuer is not a party to or subject to any action, suit or proceeding of any nature other than Docket No. 21528 before the PUCT entitled "Application of Central Power and Light Company for Financing Order to Securitize Regulatory Assets and Other Qualified Costs".

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Texas, with full corporate power and authority to execute, deliver and perform its obligations under this Agreement, the Sale Agreement and the Servicing Agreement and to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification except where the failure to so qualify would not have a Material Adverse Effect on the Company.

                  (g) The Company has no significant subsidiaries, as "significant subsidiary" is defined in Rule 405 of Regulation C of the rules and regulations promulgated by the Commission under the Act.

                  (h) This Agreement and any Pricing Agreement have been duly authorized, executed and delivered by each of the Company and the Issuer and conform to the descriptions thereof in the Prospectus.

                  (i) The Securities have been duly and validly authorized by the Issuer in accordance with the LLC Agreement, and, when executed and authenticated in accordance with the Indenture and delivered pursuant to this Agreement and, in the case of the Designated Securities, pursuant to the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the

         Indenture; the Securities and the Indenture conform in all material respects to the description thereof contained in the Registration Statement and the Designated Securities will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and the issuance of the Securities is not subject to preemptive or other similar rights; and the terms of the Securities are valid and binding on the Issuer.

                  (j) The Indenture has been duly and validly authorized by the Issuer and when executed and delivered by the Issuer and the Trustee will have been duly executed and delivered and will constitute a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law); and the Indenture has been qualified under the Trust Indenture Act.

                  (k) Other than as set forth in the Prospectus as amended or supplemented, there is no legal or governmental proceedings or any arbitration pending or, to the knowledge of the Issuer or the Company, threatened to which the Issuer or the Company or any of the Company's subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject, which are required to be described in the Prospectus as amended or supplemented; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus as amended or supplemented or to be filed as exhibits to the Registration Statement that are not described or filed as required.

                  (l) The Company (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect on the Company.

                  (m) Each of the Sale Agreement and the Servicing Agreement has been duly and validly authorized by each of the Company and the Issuer and when, executed and delivered by each of the Company and the Issuer will constitute a valid and legally binding obligation of each of the Company and the Issuer enforceable against each of the Company and the Issuer in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights

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         generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (n) Each of the LLC Agreement and Intercreditor Agreement has been duly and validly authorized, and when executed and delivered by the Company will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

                  (o) The Commission has entered two orders, HCAR No. 26811 and HCAR No. 27168 (together, the "1935 Act Orders") under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), permitting to become effective the Form U-1 Application-Declaration filed by the Company authorizing the creation of the Issuer, the sale and transfer of the Transition Property to the Issuer, and the issue and sale of the Securities by the Issuer. A copy of such order heretofore entered by the Commission has been or will be delivered to Goldman, Sachs & Co., on behalf of the Representatives.

                  (p) The issue and sale of the Securities by the Issuer, the compliance by the Issuer with all of the provisions of this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement and the Indenture, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which conflict, breach, violation or default would be material to the issue and sale of the Securities or would have a Material Adverse Effect on the Issuer, nor will such action result in any violation of the provisions of the LLC Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of its properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or governmental agency or body, other than the Financing Order and the 1935 Act Orders, which have been duly obtained and are in full force and effect, is required, for the issue and sale of the Securities by the Issuer or the consummation by the Issuer of the transactions contemplated by this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement and the Indenture, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Exchange Act, the qualification of the Indenture under the Trust Indenture Act, and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under state

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         securities or Blue Sky laws in connection with the purchase of the
         Securities and the distribution of the Securities by the Underwriters.

                  (q) The compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement and the LLC Agreement, and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, which conflict, breach, violation or default would be material to the issue and sale of the Securities or would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or by-laws of the Company or the charter or by-laws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, license, certificate, permit, registration or qualification of or with any such court or other governmental agency or body, other than the Financing Order and the 1935 Act Orders, which have been duly obtained and are in full force and effect, is required for the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement or the LLC Agreement, except the registration under the Act of the Securities, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders, licenses, certificates, permits, registrations or qualifications as have already been obtained, or as may be required under state securities or Blue Sky laws and in connection with the purchase of the Securities and distribution of the Securities by the Underwriters.

                  (r) Neither the Issuer or the Company is in violation of its organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which violation or default would be material to the issue and sale of the Securities or would have a Material Adverse Effect on the Company and its subsidiaries taken as a whole or the Issuer.

                  (s) The statements set forth in the Prospectus under the captions "Description of the Notes" and "Security for the Notes", insofar as they purport to constitute a summary of the terms of the Securities and under the captions "Energy Deregulation and New Texas Market Structure", "Description of the Transition Property", "The Sale Agreement" and "The Servicing Agreement", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries in all material respects of such laws and documents.

                  (t) Neither the Issuer nor the Company is, and after giving effect to the offering and sale of the Securities and the use of the proceeds thereof, neither the Issuer nor the Company will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (u) Arthur Andersen LLP, who have certified financial statements of the Company and the Company's subsidiaries for the periods ____ and Deloitte & Touche, LLP, who have certified financial statements of the Company and the Company's subsidiaries for the periods ____, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                  (v) Deloitte & Touche LLP, who have certified financial statements of the Issuer [for the periods ____], are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon the execution of the Pricing Agreement applicable to any Designated Securities, the several Underwriters party to such Pricing Agreement propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. The Designated Securities to be purchased by each Underwriter and under the applicable Pricing Agreement, in the form specified in the related Pricing Agreement, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Issuer, shall be delivered by or on behalf of the Issuer to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the accounts of the several Underwriters, against payment by or on behalf of the several Underwriters of the purchase price therefor by wire transfer of immediately available funds to the account specified by the Issuer to the Representatives at least forty-eight hours in advance. The Issuer will cause the certificates representing the Designated Securities to be made available for checking and packaging by the Representatives at least twenty-four hours prior to the Time of Delivery (as defined below). The time, date and place of such delivery shall be as Goldman, Sachs & Co. and the Issuer shall specify in the related Pricing Agreement. Such time and date are herein called the "Time of Delivery".

         5. Each of the Issuer and the Company, jointly and severally agrees with each of the Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities, or, if applicable, such time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to any Time of Delivery for such Securities which shall be disapproved in writing by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Securities and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Issuer or the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith neither the Issuer nor the Company shall be required to qualify as a foreign corporation or limited liability company or to qualify as a dealer in securities or to file any general consents to service of process in any jurisdiction;

                  (c) To use its reasonable best efforts to furnish, prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the applicable Pricing Agreement and from time to time during the period when a prospectus is required to be delivered under the Act by any Underwriter or dealer, the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and if, in the reasonable opinion of counsel to the Company, the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would in the reasonable opinion of counsel for the Company include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply in the reasonable opinion of counsel for the Company with the Act, the Exchange Act or the respective rules thereunder, to notify the Representatives and upon their request to file such document with the Commission and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus, if any, which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Issuer (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of such Designated Securities ceases, as determined by the Representatives on behalf of the Underwriters, and
         (ii) 30 days after the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Issuer, any other membership interests of the Issuer, or any other securities of the Issuer or the Company, as the case may be, that are substantially similar to the Designated Securities and including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive Securities or any substantially similar securities of either the Issuer or the Company, without the prior consent of the Representatives;

                  (f) If the Issuer and the Company elect to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (g) To cause the proceeds for the issuance and sale of the Securities to be applied for the purposes described in the Prospectus and in compliance with the Securitization Law and the Financing Order and to furnish or cause to be furnished to the Representatives copies of all reports required by Rule 463 under the Act;

                  (h) So long as any of the Securities are outstanding, to deliver to the Representatives the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Indenture Trustee pursuant to the Servicing Agreement or the Indenture, as applicable, as soon as such statements or reports, as the case may be, are furnished to the Note Issuer or Indenture Trustee;

                  (i) So long as any of the Securities are outstanding, to furnish to the Representatives (i) as soon as available, a copy of each report filed by it with the Commission under the Exchange Act, or mailed to holders of Securities, (ii) a copy of any filings with the PUCT pursuant to the Financing Order or the Securitization Law and
         (iii) any information concerning either of the Company or the Issuer, as the Representatives may reasonably request from time to time; and

                  (j) To the extent that any rating necessary to satisfy the condition set forth in Section 7(aa) hereof is conditioned upon the furnishing of documents or taking of other actions by the Issuer or the Company on or after the Closing Date, to furnish such documents and take such other actions.

         6. Each of the Issuer and the Company, jointly and severally, covenants and agrees with the several Underwriters that it will pay or cause to be paid the following whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated: (i) the fees, disbursements and expenses of the Issuer's and the Company's counsel and accountants in connection with the registration of the Securities under the Act, the reasonable fees, disbursements and expenses of counsel to the Underwriters, and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Sale Agreement, the Servicing Agreement, the Indenture, the LLC Agreement, any Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky surveys, not exceeding, however, $6,000 in the aggregate and any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities and the cost of qualifying the Securities with The Depository Trust Company; (vi) all reasonable fees and expenses of the Issuer's Managers, the Indenture Trustee and their respective counsel; and (vii) the cost of preparing certificates for the Securities. It is understood, however, that, except as provided in this Section and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Issuer and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities, on the part of the Issuer contained in Article [ ] of the Indenture and on the part of the Company contained in Article [ ] of the Sale Agreement and in Section [ ] of the Servicing Agreement, are, at and as of each Time of Delivery for such Designated Securities, true and correct, the condition that the Issuer and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to such Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Issuer and the Company have elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m. Washington, D.C. time, on the date of the applicable Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company or the Representatives, threatened by the Commission.;

                  (b) Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriters, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(a) hereto), dated each Time of Delivery for such Designated Securities, with respect to the issuance and sale of the Notes, the Indenture, the other Transaction Documents, the Registration Statement and other related matters; and such counsel shall have received such papers and information as they may request to enable them to pass upon such matters;

                  (c) Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Issuer, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(b) hereto), dated each

         Time of Delivery for such Designated Securities, to the effect that if properly presented to a Delaware court, a Delaware court applying Delaware law, would conclude that in order for a person to file a voluntary bankruptcy petition on behalf of the Issuer, the prior affirmative vote of its Sole Member and of all of its Managers (including the Independent Manager), as provided in Section [ ] of the LLC Agreement is required.

                  (d) Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Issuer, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(c) hereto), dated each Time of Delivery for such Designated Securities, as required by Sections 2.10(3)(a), 2.10(3)(b) and 2.10(8) of the Indenture and as more fully set forth in such Annex.

                  (e) Richards, Layton & Finger, P.A., special Delaware counsel for the Company and the Issuer, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(d) hereto), dated each Time of Delivery for such Designated Securities, regarding certain security interest matters, as more fully set forth in such Annex;

                  (f) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(e) hereto), dated each Time of Delivery for such Designated Securities, regarding the Designated Securities and certain other matters as more fully set forth in such Annex;

                  (g) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(f) hereto), dated each Time of Delivery for such Designated Securities, to the effect that a Federal court would not order the substantive consolidation of the assets and liabilities of the Issuer with those of the Company in the event of a bankruptcy, reorganization or other insolvency proceeding involving the Company as more fully set forth in such Annex;

                  (h) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(g) hereto), dated each Time of Delivery for such Designated Securities, to the effect that a bankruptcy court would follow applicable state law and the LLC Agreement with respect to a bankruptcy filing by the Issuer as more fully set forth in such Annex.

                  (i) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion

         (substantially in the form attached as Annex II(h) hereto), dated each Time of Delivery for such Designated Securities, regarding certain Federal constitutional matters relating to the Transition Property as more fully set forth in such Annex;

                  (j) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(i) hereto), dated each Time of Delivery for such Designated Securities, regarding certain Federal tax matters, as more fully set forth in such Annex;

                  (k) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(j) hereto), dated each Time of Delivery for such Designated Securities, to the effect that the Transition Property is not subject to the lien of the Company's First Mortgage Bond Indenture and as more fully set forth in such Annex.

                  (l) Sidley Austin Brown & Wood, counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(k) hereto), dated each Time of Delivery for such Designated Securities, as required by Sections 2.10(3)(a), 2.10(3)(b) and 2.10(8) of the Indenture, and as more fully set forth in such Annex;

                  (m) Vinson & Elkins L.L.P., special Texas counsel for the Company and the Issuer, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(l) hereto), dated each Time of Delivery for such Designated Securities, regarding the Designated Securities and certain other matters as more fully set forth in such Annex;

                  (n) Vinson & Elkins L.L.P., special Texas counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(m) hereto), dated each Time of Delivery for such Designated Securities, with respect to the characterization of the transfer of the Transition Property by the Company to the Issuer as a "true sale" for Texas law purposes;

                  (o) Vinson & Elkins L.L.P., special Texas counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(n) hereto), dated each Time of Delivery for such Designated Securities, regarding certain Texas and Federal constitutional matters relating to the Transition Property as more fully set forth in such Annex;

                  (p) Vinson & Elkins L.L.P, special Texas counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(o) hereto), dated each Time of Delivery for such Designated Securities, to the effect that the Transition Property is not subject to the lien of the Company's First Mortgage Bond Indenture and as more fully set forth in such Annex.

                  (q) Vinson & Elkins L.L.P., special Texas counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(p) hereto), dated each Time of Delivery for such Designated Securities, as required by Sections 2.10(3)(a), 2.10(3)(b) and 2.10(b)(8) of the Indenture and as more fully set forth in such Annex;

                  (r) Vinson & Elkins L.L.P., special Texas counsel for the Issuer and the Company, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(q) hereto), dated each Time of Delivery for such Designated Securities, regarding certain Texas state tax matters, as more fully set forth in such Annex;

                  (s) Dorsey & Whitney, special counsel for the Indenture Trustee, shall have furnished to the Representatives their written opinion (substantially in the form attached as Annex II(r) hereto), dated each Time of Delivery for such Designated Securities, to the effect set forth in such Annex;

                  (t) Clark, Thomas & Winters, special regulatory counsel for the Company and the Issuer, shall have furnished to the representatives their opinion (substantially in the form attached as Annex II(s) hereto), dated each Time of Delivery for such Designated Securities, regarding the possibility and merits of any appeal or collateral attack of the Securitization Law to the effect set forth in such Annex;

                  (u) Clark, Thomas & Winters, special regulatory counsel for the Company and the Issuer, shall have furnished to the representatives their opinion (substantially in the form attached as Annex II(t) hereto), dated each Time of Delivery for such Designated Securities, to the effect that the REP payments are Transition Property within the meaning of the Securitization Law as more fully set forth in such Annex.

                  (v) Clark, Thomas & Winters, special regulatory counsel for the Company and the Issuer, shall have furnished to the representatives their opinion (substantially in the form attached as Annex II(u) hereto), dated each Time of Delivery for such Designated Securities, regarding certain Texas regulatory issues as more fully set forth in such Annex.

                  (w) On the date of the Pricing Agreement for such Designated Securities and at each Time of Delivery for such Designated Securities, Deloitte & Touche LLP shall have furnished to the Representatives letters, each dated the date of the Pricing Agreement and the Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (x) Subsequent to the respective dates as of which information is given in each of the Registration Statement and the Prospectus, there shall not have been any change specified in the letters required by subsection (w) of this Section 7 which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Designated Securities as contemplated by the Registration Statement and the Prospectus;

                  (y) The LLC Agreement, the Sale Agreement, the Servicing Agreement and the Indenture and any amendment or supplement to any of the foregoing shall have been executed and delivered, in each case in a form reasonably satisfactory to the Representatives;

                  (z) Since the respective dates as of which information is given in each of the Registration Statement and in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall have been no (i) material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, or the Issuer or (ii) adverse development concerning the business or assets of the Company and its subsidiaries, taken as a whole, or the Issuer which would result in a material adverse change in the prospective financial condition or results of operations of the Company and its subsidiaries, taken as a whole, or the Issuer or (iii) development which would result in a material adverse change, in the Transition Property, the Securities, the Financing Order, or the Securitization Law;

                  (aa) The Designated Securities shall have been rated in the highest long-term rating category by each of the Rating Agencies and on or after the date of the Pricing Agreement relating to the Designated Securities no downgrading shall have occurred in the rating accorded the Securities or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act.;

                  (bb) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New

         York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's or the Issuer's securities; (iii) a general moratorium on commercial banking activities declared by either Federal, New York State or Texas authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial markets in the United States or elsewhere, if the effect of any such event specified in these clauses
         (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented relating to the Designated Securities;

                  (cc) The Issuer and the Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for Designated Securities certificates of officers of the Company and the Issuer, satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Issuer and the Company herein, in the Sale Agreement, Servicing Agreement and the Indenture at and as of such Time of Delivery, as to the performance by the Issuer and the Company of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (z) of this Section and as to such other matters as the Representatives may reasonably request;

                  (dd) The Issuance Advice Letter, in a form satisfactory to the Representatives, shall have been filed with the PUCT and shall have become effective;

                  (ee) On or prior to the Time of Delivery, the Issuer shall have delivered to the Representatives evidence, in form and substance reasonably satisfactory to the Representatives, that appropriate filings have been or are being made in accordance with the Securitization Law and other applicable law reflecting the grant of a security interest by the Issuer in the Collateral to the Trustee, including the filing of the UCC financing statements in the office of the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware;

                  (ff) On or prior to the Time of Delivery, the Issuer shall have delivered to the Representatives evidence, in form and substance satisfactory to the Representatives, of the PUCT's issuance of the Financing Order relating to the Transition Property and a copy of the related Issuance Advice Letter;

                  (gg) Prior to the Time of Delivery, the Company shall have funded the Capital Subaccount with cash in an amount equal to $_______;

                  (hh) The Issuer and the Company shall have furnished or caused to be furnished to the Rating Agencies at the Time of Delivery such opinions and certificates as the Rating Agencies may reasonably request;

                  (ii) Prior to the Time of Delivery, the Issuer and the Company shall have furnished to the Underwriters such further certificates as the Underwriters may reasonably request, including such certificates as the Representatives may reasonably request to evidence the enforceability of any interest rate swap agreement entered into in connection with any class of floating rate Designated Securities and the qualification or listing of any floating rate Designated Securities as contemplated by the Prospectus.

         8. (a) The Issuer and the Company, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each such Underwriter or such controlling person for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by it or them in connection with defending against any such losses, claims, damages or liabilities, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and/or (ii) the invalidation (for any reason) of the Securitization Law or the Financing Order; provided, however, that the indemnity agreement contained in this subsection (a) shall not apply to any such losses, claims, damages or liabilities arising out of or based upon (x) any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by any of the Underwriters expressly for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (y) the failure of any Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Company (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Underwriters, severally and not jointly, agrees to indemnify and hold harmless the Issuer and the Company, each of their officers who signs the

Registration Statement, each of their directors, each person who controls the Issuer or the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, each other Underwriter and each person, if any, who so controls such other Underwriter from and against any and all losses, claims, damages or liabilities, joint or several, to which any one or more of them may become subject under the Securities Act, the Exchange Act or the common law or otherwise, and to reimburse each of them for any reasonable legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with defending against any such losses, claims, damages or liabilities of the character above specified arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment to the Registration Statement or amendment or supplement to the Prospectus or upon any omission or alleged omission to state in any thereof a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Issuer or the Company by such Underwriter expressly for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof or (ii) the failure of such Underwriter, due to the negligence of such Underwriter, to deliver (either directly or through the Representatives) a copy of the Prospectus (excluding the documents incorporated therein by reference), or of the Prospectus as amended or supplemented after it shall have been amended or supplemented by the Issuer (excluding the documents incorporated therein by reference), to any person to whom a copy of any preliminary prospectus shall have been delivered by or on behalf of such Underwriter and to whom any Designated Securities shall have been sold by such Underwriter, as such delivery may be required by the Securities Act and the rules and regulations of the Commission thereunder.

         (c) Promptly after receipt by a party indemnified under this Section 8 (an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against a party granting an indemnity under this Section 8 (the "indemnifying party"), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this
Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof (thereby conceding that the action in question is subject to indemnification by the indemnifying party), with counsel reasonably satisfactory to such indemnified party, and shall pay the fees and disbursements of such counsel related to such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and representation of both parties would be inappropriate due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of subsection (a), representing the indemnified parties under subsection (a) who are parties to such action and that all such fees and expenses shall be reimbursed as they are incurred) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that such liability shall be only in respect of the counsel referred to in clause (i) or (ii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 shall be unenforceable under applicable law by an indemnified party, the Issuer and the Company, jointly and severally, agree to contribute to such indemnified party with respect to any and all losses, claims, damages and liabilities for which such indemnification provided for in this Section 8 shall be unenforceable, in such proportion as shall be appropriate to reflect the relative fault of the Issuer and the Company on the one hand and the indemnified party on the other hand in connection with the statements or omissions which have resulted in such losses, claims, damages and liabilities, as well as any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from the Issuer or the Company if the Issuer or the Company, respectively, is not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Company or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer, the Company and each of the Underwriters agree that it would not be just and equitable if contribution pursuant to this subparagraph were to be determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

         (e) The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         (f) The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Issuer and the Company in this Agreement shall remain operative and in full force regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Issuer or the Company, their directors or officers or any person controlling the Issuer or the Company and (iii) acceptance of and payment for any of the Designated Securities.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within twenty-four hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Issuer and the Company shall be entitled to a further period of twenty-four hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Issuer and the Company that they have so arranged for the purchase of such Designated Securities, or the Issuer or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Issuer and the Company shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Issuer and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which may be required in the opinion of counsel for the Issuer. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities to be purchased at the respective Time of Delivery, then the Issuer and the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Issuer and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of Designated Securities to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Issuer and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Issuer or the Company, except for the expenses to be borne by the Company and the Issuer as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Issuer, the Company or any officer, trustee or director or controlling person of the Issuer or the Company, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Issuer nor the Company shall then be under any liability to any Underwriter with respect to the Designated Securities with respect to which such Pricing Agreement shall have been terminated except as provided in Sections 6 and 8 hereof; but, if any Pricing Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Issuer or the Company to comply with the terms or to fulfill any of the conditions of the Pricing Agreement, or if for any reason the Issuer or the Company shall be unable to perform its obligations under the Pricing Agreement, the Issuer and the Company will reimburse the Underwriters or such Underwriters who have so terminated the Pricing Agreement with respect to themselves, severally, for all out-of-pocket expenses reasonably incurred by such Underwriters (including the reasonable fees and expenses of counsel) in connection with the Pricing Agreement or the offering contemplated thereunder. Neither the Issuer nor the Company shall in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Issuer or the Company shall be delivered or sent by mail or facsimile transmission to the address of the Issuer or the Company, respectively, set forth in the Registration Statement, Attention:
Secretary; provided, however that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Issuer and the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Issuer, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Issuer and each person who controls the Issuer, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us [eight] counterparts hereof.

                                      Very truly yours,

                                      CPL Transition Funding LLC

                                      By:  Central Power and Light Company, as
                                           Sole Member


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                      Central Power and Light Company



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:



Accepted as of the date hereof:
Goldman, Sachs & Co.
[Name of Co-Representatives]


By:
   --------------------------------------
   (Goldman, Sachs & Co.)
   On behalf of each of the Underwriters

                                                                         ANNEX I


                                PRICING AGREEMENT



Goldman, Sachs & Co.
[Name of Co-Representatives]
  As Representatives of the several
  Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

         CPL Transition Funding LLC, a limited liability company formed under the laws of the State of Delaware (the "Issuer") and Central Power and Light Company, a Texas corporation (the "Company"), each propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated ________, 2002 (the "Underwriting Agreement"), among the Issuer and the Company on the one hand and Goldman, Sachs & Co. [and (names of Co-Representatives named therein)] on the other hand, that the Issuer issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Issuer agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the respective principal amount of each class of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         [Each of the Underwriters represents, warrants and agrees that (i) it has not offered or sold, and prior to the expiration of a period of six months from the closing date, will not offer or sell, any Designated Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has only communicated or caused to be communicated and will only communicate or cause the communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Designated Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuer, and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Designated Securities in, from or otherwise involving the United Kingdom.](1)

         If the foregoing is in accordance with your understanding, please sign and return to us [eight] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Issuer and the Company, duly authorized, executed and delivered by the Company and the Issuer. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Issuer and the Company for examination but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,

                                        CPL Transition Funding LLC






---------------------
(1) To be included if any Designated Securities are to be marketed in the United Kingdom.

                                      By:  Central Power and Light Company, as
                                           Sole Member


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                      Central Power and Light Company



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:




Accepted as of the date hereof:

Goldman, Sachs & Co.
[Name of Co-Representatives]


By:
   --------------------------------------
   (Goldman, Sachs & Co.)
   On behalf of each of the Underwriters

                                Pricing Agreement
                                   SCHEDULE I



                                              Amount of Designated
Underwriter                                 Securities to be Purchased
-----------                                 --------------------------

                                      Class [  ]      Class [  ]      Class [  ]
                                      ----------      ----------      ----------

Goldman, Sachs & Co.
[Names of other Underwriters]

Total

                                Pricing Agreement
                                   SCHEDULE II

Title of Designated Securities:

Amount of Designated Securities:

         Class [  ]:
         Class [  ]:
         Class [  ]:

Initial Offering Price to Public:
         [$___ per Transition Bond] [formula]

Purchase Price by Underwriters:
         [$____ per Transition Bond][formula]

[Commission Payable to Underwriters:
$_________ per Transition Bond in Federal (same day) Funds [by wire transfer]]

Form of Designated Securities:

Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian for trading in the Same Day Funds Settlement System of DTC, and to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC. Definitive Designated Securities will be available only under limited circumstances described in the Prospectus as amended or supplemented.

Specified Funds for Payment of Purchase Price:

[Immediately available funds] deliverable in New York City

[Describe any blackout provisions with respect to the Designated Securities]

Time of Delivery:

10:00 a.m. (New York City time), _________, 2002 (or such later date not later than five business days after such specified date as the Representatives shall designate)

Closing Location:

Milbank, Tweed, Hadley & McCloy LLP
1 Chase Manhattan Plaza
New York, New York  10005

Names and addresses of Representatives:

         Designated Representatives
         Address for Notices, etc.:

[Other Terms]*:





















--------------------------
* A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Designated Securities should be set forth, or referenced to an attached or accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        ANNEX II


                       Form of Various Opinions of Counsel

                                                                       ANNEX III


                    Form of letters of Deloitte & Touche LLP to be delivered pursuant to Section 7(w)